For the six month period ended (a) 2/28/01
File number (c) 811-09805

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

New Era Growth Fund
1.	Name of Issuer
Accenture Ltd

2.	Date of Purchase
7/18/01

3.	Number of Securities Purchased
8,260

4.	Dollar Amount of Purchase
$119,770

5.	Price Per Unit
$14.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Salomon Smith Barney

7.	Other Members of the Underwriting Syndicate

Goldman, Sachs & Co.
Credit Suisse First Boston
Deutsche Banc Alex. Brown
Morgan Stanley
JP Morgan Securities Inc.
JP Morgan Salomon Smith Barney
Banc of America Securities LLC
Lehman Brothers
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg
ABN AMRO Rothschild LLC
Advest Inc.
Robert W. Bard & Co. Incorporated
Chatsworth Securities LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
Epoch Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc., A Keycorp Company
Needham & Company, Inc.
Prudential Securities Incorporated
Muriel Siebert & Co., Inc.
Sturdivant & Co., Inc.
Thomas Weisel  Partners LLC
Wit Soundview Corporation

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



For the six month period ended (a) 2/28/01
File number (c) 811-09805

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

Strategic Partners New Era Growth Fund
1.	Name of Issuer
Anthem, Inc.

2.	Date of Purchase
10/29/01

3.	Number of Securities Purchased
14,800

4.	Dollar Amount of Purchase
$532,800.00

5.	Price Per Unit
$36.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credti Suisse First Boston Corporation
Lehman Brothers Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
McDonald Investments Inc.
Utendahl Capital Partners, L.P.
BNY Capital Markets, Inc.
Dain Rauscher Incorporated
Epoch Securities, Inc.
First Union Securities Incorporated
Edward D. Jones & Co., L.P.
Keefe, Bruyette & Woods, Inc.
Prudential Securities Incorporated
Sandler O'Neill & Partners, L.P.
Sun Trust Capital Markets, Inc.
Wells Fargo Van Kasper, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
William Blair & Company, LLC
Blaylock & Partners, LP
Dowling & Parnters LP
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets LLC
Melvin Securities, LLc
NatCity Investments, Inc.
Neuberger Berman, LLC
Ramirez & Co., Inc.
Stephens Inc.
Stifel, Nichoaus & Company, Incorporated
May Davis Group, Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


For the six month period ended (a) 2/28/01
File number (c) 811-09805

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

Strategic Partners New Era Growth Fund
1.	Name of Issuer
Aramark Corporation

2.	Date of Purchase
12/10/01

3.	Number of Securities Purchased
34,300

4.	Dollar Amount of Purchase
$788,900.00

5.	Price Per Unit
$23.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate
	Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
First Union Securities, Inc.
CIBC World Markets Corp.
Epoch Securities, Inc.
E*trade Securities, Inc.
Ormes Capitals Markets, Inc.
PNC Capital Markets, Inc.
Prudential Securities Incorporated
Pryor, Counts & Co., Inc.
Robertson Stephens, Inc.
Scotia Capital (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act. For the six month period ended (a) 2/28/01
File number (c) 811-09805

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

Strategic Partners New Era Growth Fund
1.	Name of Issuer
Netscreen Technologies Inc.

2.	Date of Purchase
12/12/01

3.	Number of Securities Purchased
250

4.	Dollar Amount of Purchase
$4,000.00

5.	Price Per Unit
$16.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs
JP Morgan

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs & Co.
	J.P. Morgan Securitieis Inc.
UBS Warburg LLC
First Union Securities, Inc.
Needham & Company, Inc.
Pacific Crest Securities
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SoundView Technology Corporation

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.